EXHIBIT 24

PEOPLES BANCORP INC. ANNUAL REPORT ON FORM 10-K
FOR FISCAL YEAR ENDED DECEMBER 31, 2021

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, hereby constitutes and appoints Charles W. Sulerzyski, Kathryn M. Bailey and M. Ryan Kirkham, and each of them, acting singly, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his/her name and on his/her behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he/she could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 27th day of January, 2022.

/s/	TARA M. ABRAHAM
[Signature]

Tara M. Abraham
[Printed Name]

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, hereby constitutes and appoints Charles W. Sulerzyski, Kathryn M. Bailey and M. Ryan Kirkham, and each of them, acting singly, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his/her name and on his/her behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he/she could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 27th day of January, 2022.

/s/	S. CRAIG BEAM
[Signature]

S. Craig Beam
[Printed Name]

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, hereby constitutes and appoints Charles W. Sulerzyski, Kathryn M. Bailey and M. Ryan Kirkham, and each of them, acting singly, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his/her name and on his/her behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he/she could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 26th day of January, 2022.

/s/	GEORGE W. BROUGHTON
[Signature]

George W. Broughton
[Printed Name]

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, hereby constitutes and appoints Charles W. Sulerzyski, Kathryn M. Bailey and M. Ryan Kirkham, and each of them, acting singly, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his/her name and on his/her behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he/she could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 29th day of January, 2022.

/s/	DAVID F. DIERKER
[Signature]

David F. Dierker
[Printed Name]

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, hereby constitutes and appoints Charles W. Sulerzyski, Kathryn M. Bailey and M. Ryan Kirkham, and each of them, acting singly, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his/her name and on his/her behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he/she could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 31st day of January, 2022.

/s/	JAMES S. HUGGINS
[Signature]

James S. Huggins
[Printed Name]

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, hereby constitutes and appoints Charles W. Sulerzyski, Kathryn M. Bailey and M. Ryan Kirkham, and each of them, acting singly, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his/her name and on his/her behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he/she could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 27th day of January, 2022.

/s/	BROOKE W. JAMES
[Signature]

Brooke W. James
[Printed Name]

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, hereby constitutes and appoints Charles W. Sulerzyski, Kathryn M. Bailey and M. Ryan Kirkham, and each of them, acting singly, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his/her name and on his/her behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he/she could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 26th day of January, 2022.

/s/	SUSAN D. RECTOR
[Signature]

Susan D. Rector
[Printed Name]

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, hereby constitutes and appoints Charles W. Sulerzyski, Kathryn M. Bailey and M. Ryan Kirkham, and each of them, acting singly, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his/her name and on his/her behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he/she could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 22nd day of February, 2022.

/s/	KEVIN R. REEVES
[Signature]

Kevin R. Reeves
[Printed Name]

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, hereby constitutes and appoints Charles W. Sulerzyski, Kathryn M. Bailey and M. Ryan Kirkham, and each of them, acting singly, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his/her name and on his/her behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he/she could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 2nd day of February, 2022.

/s/	FRANCES SKINNER
[Signature]

Frances Skinner
[Printed Name]

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, hereby constitutes and appoints Charles W. Sulerzyski, Kathryn M. Bailey and M. Ryan Kirkham, and each of them, acting singly, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his/her name and on his/her behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he/she could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 4th day of February, 2022.

/s/	MICHAEL N. VITTORIO
[Signature]

Michael N. Vittorio
[Printed Name]

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, hereby constitutes and appoints Charles W. Sulerzyski, Kathryn M. Bailey and M. Ryan Kirkham, and each of them, acting singly, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his/her name and on his/her behalf, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he/she could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 7th day of February, 2022.

/s/	DOUG REYNOLDS
[Signature]

Doug Reynolds
[Printed Name]